Exhibit 10.26

SECOND AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Second Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into as of July 28, 2011, by and between COMERICA BANK (“Bank”) and GCT SEMICONDUCTOR, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of April 4, 2011, as it may be amended from time to time, including without limitation by that certain First Amendment to Loan and Security Agreement and Waiver (“First Amendment”) dated as of June 22, 2011 (collectively, the “Agreement”). The parties desire to amend the Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Exhibit A of the Agreement is amended by amending and restating the definition of “Profitability” to read in its entirety as follows:

“‘Profitability’ means net income after tax as determined in accordance with GAAP. For the purpose of calculating the profitability covenant set forth in Section 6.7(b), commencing with Borrower’s fiscal quarter ended June 30, 2011, Profitability shall exclude non-cash gains and losses related to warrants and foreign exchange derivatives and non-cash expenses related to stock based compensation.”

2. The parties hereto acknowledge and agree that the defined term “Going Concern Paragraphs” set forth in paragraph 3 of the First Amendment shall now mean and refer to “going concern paragraphs” in the opinion letters issued by Borrower’s auditors with respect to Borrower’s financial statements for its 2009 and 2010 fiscal years.

3. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended, hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct in all material respects as of the date of this Amendment except to the extent such representation or warranty expressly relates to an earlier date, and that except as set forth herein, no Event of Default has occurred and is continuing.

6. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)	this Amendment, duly executed by Borrower;

(b)	an Affirmation of Subordination Agreement, duly executed by United Microelectronics Corporation;

(c)	a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

(d)	all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and

(e)	such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

GCT SEMICONDUCTOR, INC.

By:	/s/ Gene W. Kulzer
Title:	Chief Financial Officer

COMERICA BANK

By:	Benjamin Yu
Title:	Vice President

AFFIRMATION OF SUBORDINATION AGREEMENT

THIS AFFIRMATION OF SUBORDINATION AGREEMENT (this “Affirmation”) is made as of July 28, 2011, by the undersigned creditor (“Creditor”) for the benefit of Comerica Bank (“Bank”)

RECITALS

A. GCT SEMICONDUCTOR, INC. (“Borrower”) has obtained certain loans or other credit accommodations from Bank pursuant to that certain Amended and Restated Loan and Security Agreement, dated April 4, 2011 (the “Agreement”), Borrower and Bank propose to enter into a Second Amendment to Amended and Restated Loan and Security Agreement dated as of July 28, 2011 (the “Amendment”).

B. Creditor executed for the benefit of Bank a Subordination Agreement dated as of April 4, 2011 (the “Subordination Agreement”). Bank has agreed to enter into the Amendment provided, among other things, that, Creditor acknowledges the entry by Borrower into the Amendment and agrees that its Subordination Agreement will remain effective.

AGREEMENT

NOW, THEREFORE, Creditor agrees as follows:

1. Creditor acknowledges the execution, delivery and performance by Borrower of the Amendment and acknowledges and agrees that the Subordination Agreement shall remain in full force and effect with respect to all of Borrower’s obligations to Bank under the Agreement and otherwise.

2. Creditor affirms its obligations under the Subordination Agreement.

3. Unless otherwise defined, capitalized terms in this Affirmation shall have the meaning assigned in the Subordination Agreement or the Agreement, as applicable. This Affirmation may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Affirmation of Subordination Agreement as of the-first date above written.

“Creditor”		“Borrower”

UNITED MICROELECTRONICS CORPORATION		GCT SEMICONDUCTOR, INC.

By:	/s/ Ming Hsu	By:	/s/ Gene W. Kulzer
Name:	Ming Hsu	Name:	Gene W. Kulzer
Title:	VP Marketing	Title:	Chief Financial Officer

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